UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

          Date of Report (date of earliest event reported): May 3, 2012


                               CAMELOT CORPORATION
               (Exact name of registrant as specified in charter)

          Nevada                     000-08299                    84-0691531
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                  20 Joan Place
                             North Haledon, NJ 07508
                    (Address of principal executive offices)

                                  201-410-9400
                           (Issuer's Telephone Number)

                                  17 Sutton Way
                            Washington Twp, NJ 07676
                 (Former Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 3, 2012, Jeffrey Rochlin resigned as sole Officer and sole Director of the Company. Additionally, effective May 3, 2012, Ms. Andrea Lucanto was appointed sole Officer and sole Director of the Company.

Ms. Lucanto has a Bachelor's Degree in Sociology and Criminal Justice from William Paterson University, Wayne NJ. She has been an independent business consultant for the past eight years. Her experience includes working with management of privately-held companies to maximize productivity as well as general corporate matters. Ms. Lucanto also has experience in various industries in the areas of marketing, sales and finance. For several years she assisted the Regional Sales Manager of Washington Mutual Financial Services and most recently was involved in sales and marketing for a charter jet company in New York.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAMELOT CORPORATION


Dated: May 3, 2012                       By: /s/ Andrea Lucanto
                                             -----------------------------------
                                         Name:  Andrea Lucanto
                                         Title: President


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